Exhibit 99.02

                                                     UNITED STATES BANKRUPTCY COURT
                                                           DISTRICT OF NEVADA

In re: Mid-Power Resource Corporation                               Case No.   BK-S 03-10877


                                                                    CHAPTER 11
                                                                    MONTHLY OPERATING REPORT
                                                                    (GENERAL BUSINESS CASE)

------------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF FINANCIAL STATUS
       MONTH ENDED:           May-03                             PETITION DATE:                01/24/03


1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
    (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in  $1

2.  Asset and Liability Structure                               End of Current Month   End of Prior Month     As of Petition Filing
    a.  Current Assets                                                    $38,873           $48,361
    b.  Total Assets *                                                $32,339,282         $32,352,390                 $46,108,938
    c.  Current Liabilities                                               $16,727           $18,457                       $16,088
    d.  Total Liabilities                                              $1,756,949          $1,760,253                  $4,073,070

                                                                                                                        Cumulative
3.  Statement of Cash Receipts & Disbursements for Month         Current Month            Prior Month                 (Case to Date)

    a.  Total Receipts                                                       $238           $24,228                       $58,646
    b.  Total Disbursements                                                $9,726            $8,980                       $32,989
    c.  Excess (Deficiency) of Receipts Over
          Disbursements (a - b)                                           ($9,488)          $15,248                       $25,657
    d.  Cash Balance Beginning of Month                                   $35,198           $19,950                           $51
    e.  Cash Balance End of Month (c + d)                                 $25,710           $35,198                       $25,708

                                                                                                                      Cumulative
                                                                 Current Month            Prior Month                (Case to Date)

4.  Profit/(Loss) from the Statement of Operations                        ($9,792)          ($9,992)                 ($11,447,184)
5.  Account Receivables (Pre and Post Petition)                           $13,163           $13,163
6.  Post-Petition Liabilities                                             $16,727           $18,457
7.  Past Due Post-Petition Account Payables (over 30 days)                     $0                $0

At the end of this reporting month:                                                                    Yes             No
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                 X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing including date of                            X
    payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               X
    attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?                     X
13. Are a plan and disclosure statement on file?                                                                        X
14. Was there any post-petition borrowing during this reporting period?                                                 X

15. Check if paid: Post-petition taxes [X];          U.S. Trustee Quarterly Fees [X]; Check if filing is current for: Post-petition
    tax reporting and tax returns:     [X].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   7-7-03                                                       /s/ James W. Scott
       ---------------------                                     -----------------------------------------------------------
                                                                 Responsible Individual
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

                             STATEMENT OF OPERATIONS
                             (General Business Case)
          For the Period January 24 (bankruptcy filing) - May 31, 2003

          Current Month
----------------------------------------
   Actual        Forecast     Variance                                                            Cumulative     Next Month
   ------        --------     --------                                                            ----------     ----------
                                                                                                (Case to Date)    Forecast
                                                      Revenues:
       $238            85        $153                 1   Gross Sales                                  25,624           85
          -             -           -                 2   less: Sales Returns & Allowances                  -            -
        238            85         153                 3   Net Sales                                    25,624           85
          -                         -                 4   less: Cost of Goods Sold (Sched. 'B')             -
        238            85         153                 5   Gross Profit                                 25,624           85
          -             -           -                 6   Interest                                     33,465            -
          -             -           -                 7   Other Income:                                     -            -
          -             -           -                 8                                                     -            -
          -             -           -                 9                                                     -            -
        238            85         153                10       Total Revenues                           59,089           85

                    Expenses:
          -             -           -                11   Compensation to Owner(s)/Officer(s)               -            -
          -             -           -          0%    12   Salaries                                          -            -
          -             -           -          0%    13   Commissions                                       -            -
          -             -           -          0%    14   Contract Labor                                    -            -
          -             -           -          0%    15   Rent/Lease:                                       -            -
                                                              Personal Property
          -             -           -          0%    16       Real Property                                 -            -
          -            50          50        100%    17   Insurance                                         -           50
          -             -           -          0%    18   Management Fees                                   -            -
          -             -           -          0%    19   Depreciation and Depletion                   40,712            -
          -             -           -          0%    20   Taxes:                                            -            -
                                                              Employer Payroll Taxes
          -             -           -          0%    21       Real Property Taxes                           -            -
          -             -           -          0%    22       Other Taxes                                   -            -
          -             -           -          0%    23   Other Selling                                     -            -
        130           100         (30)       -30%    24   Other Administrative                            255          100
        461           466           5          1%    25   Interest                                      1,902          456
                                    -          0%    26   Other Expenses:
      5,364        10,000       4,636         46%    27 Production Expenses                            27,654        3,989
          -        14,167      14,167        100%    28 Maintenance - Wells and Roads                     898       14,167
          -                         -          0%    29 Legal fees - Davis Lawsuit                      2,320            0
      3,620         4,000         380         10%    30 Ordinary Course Professionals                   5,180        4,000
          -             -           -          0%    31 Impairment Loss - Clear Creek              11,426,647            -
                                    -          0%    32
                                    -          0%    33
                                    -          0%    34
      9,575        28,783      19,208                35       Total Expenses                       11,505,568       22,762
     (9,337)      (28,698)     19,361                36 Subtotal                                  (11,446,479)     (22,677)
       (172)                      172                37 Reorganization Items:                            (172)
                                                          Professional Fees
                                    -                38   Provisions for Rejected
                                                            Executory Contracts
                                    -                39   Interest Earned on Accumulated
                                                            Cash from Resulting Chp 11 Case
                                    -                40   Gain or (Loss) from Sale of Equipment
          -             -           -                41   U.S. Trustee Quarterly Fees                    (250)        (500)
       (283)                      283                42   Other                                          (283)
       (455)            -        (455)               43        Total Reorganization Items                (705)        (500)
     (9,792)      (28,698)     18,906                44  Net Profit (Loss) Before
                                                           Federal & State Taxes                  (11,447,184)     (23,177)
                                    -                45   Federal & State Income Taxes
    ($9,792)      (28,698)    $18,906                46 Net Profit (Loss)                        ($11,447,184)     (23,177)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):
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

                         MID-POWER RESOURCE CORPORATION
                                   BK-S-10877
                        For the Month Ended May 31, 2003


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 27 - Production expense Minimal costs were incurred during the period.

Line 28 - Maintenance Expense No maintenance was performed during period.



                                                  BALANCE SHEET
                                             (General Business Case)
                                          For the Month Ended 05/31/03
                                             ----------------------
    Assets
                                                                                From Schedules                 Market Value
                                                                                --------------                 ------------
         Current Assets
 1            Cash and cash equivalents - unrestricted                                                              25710
 2            Cash and cash equivalents - restricted                                                                   $0
 3            Accounts receivable (net)                                                A                          $13,163
 4            Inventory                                                                B                               $0
 5            Prepaid expenses                                                                                         $0
 6            Professional retainers                                                                                   $0
 7            Other:
 8
 9                    Total Current Assets                                                                        $38,873

         Property and Equipment (Market Value)
10            Real property                                                            C                               $0
11            Machinery and equipment                                                  D                               $0
12            Furniture and fixtures                                                   D                               $0
13            Office equipment                                                         D                               $0
14            Leasehold improvements                                                   D                               $0
15            Vehicles                                                                 D                          $57,320
16            Other:                                                                   D
17                                                                                     D
18                                                                                     D
19                                                                                     D
20                                                                                     D
21                    Total Property and Equipment                                                                $57,320

         Other Assets
22            Loans to shareholders                                                                                     -
23            Loans to affiliates
24            Deposits with federal and state agencies                                                           $170,000
25            Investment in oil and gas partnerships and joint ventures                                        29,772,187
26            Investment in Sunray Petroleum at original cost                     Footnote 1                     $632,638
27            Notes and interest receivable from Sunray Petroleum                 Footnote 1                   $1,668,264
28                    Total Other Assets                                                                      $32,243,089
29                    Total Assets                                                                            $32,339,282
    NOTE:

    See footnotes following this balance sheet.


                                                   Liabilities and Equity
                                                   (General Business Case)

    Liabilities From Schedules
         Post-Petition
              Current Liabilities
30                    Salaries and wages                                                                               $0
31                    Payroll taxes                                                                                    $0
32                    Real and personal property taxes                                                                 $0
33                    Income taxes                                                                                     $0
34                    Sales taxes                                                                                      $0
35                    Notes payable (short term)                                                                       $0
36                    Accounts payable (trade)                                         A                           $3,034
37                    Real property lease arrearage                                                                    $0
38                    Personal property lease arrearage                                                                $0
39                    Accrued professional fees                                                                     3,666
40                    Current portion of long-term post-petition debt (due within 12 months)                        4,223
41                    Other:      Note payable to Mid-Power Service Corp.                                           5,804
42                    Accrued U.S. Trustee fees                                                                         -
43
44                    Total Current Liabilities                                                                   $16,727
45            Long-Term Post-Petition Debt, Net of Current Portion
46                    Total Post-Petition Liabilities                                                             $16,727
         Pre-Petition Liabilities (allowed amount)
47                    Secured claims                                                   F                          $60,269
48                    Priority unsecured claims                                        F                               $0
49                    General unsecured claims                                         F                       $1,679,954
50                    Total Pre-Petition Liabilities                                                           $1,740,223
51                    Total Liabilities                                                                        $1,756,949
    Equity (Deficit)
52            Retained Earnings/(Deficit) at time of filing                                                   ($1,461,332)
53            Capital Stock
                 issued and outstanding                                                                                $1
54            Additional paid-in capital                                                                      $43,497,198
55            Cumulative profit/(loss) since filing of case                                                  ($11,447,184)
56            Post-petition contributions/(distributions) or (draws)                                                   $0
57
58            Market value adjustment                                                                             ($6,351)
59                    Total Equity (Deficit)                                                                  $30,582,332
60  Total Liabilities and Equity (Deficit)                                                                    $32,339,282
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

                         Mid-Power Resource Corporation
                                  BK-S 03-10877
                         Footnotes to the Balance Sheet
                               As Of May 31, 2003


Footnote 1

Management's belief is that the original investment in Sunray Petroleum, a wholly owned subsidiary, reflects the market value of this asset. In addition, it believes that the notes and interest receivable are fully recoverable. The application of generally accepted accounting procedures might provide different results.

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
                                                       SCHEDULES TO THE BALANCE SHEET
                                                           (General Business Case)


                                                                  Schedule A
                                                    Accounts Receivable and (Net) Payable


Receivables and Payables Agings                          Accounts Receivable      Accounts Payable               Past Due
                                                       [Pre and Post Petition]     [Post Petition]          Post Petition Debt
                                                       -----------------------     ---------------          ------------------
     0 -30 Days                                                                              3,034
     31-60 Days                                                             $0
     61-90 Days                                                             $0                                          $0
     91+ Days                                                          $13,163

     Total accounts receivable/payable                                 $13,163              $3,034
     Allowance for doubtful accounts
     Accounts receivable (net)                                         $13,163

                                                  Schedule B
                                           Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                                 Inventory(ies)           Inventory Beginning of Month           $ -

                                                   Balance at
                                                  End of Month
                                                                          Add -
     Retail/Restaurants -                                                   Net purchase
       Product for resale                                                   Direct labor
                                                                            Manufacturing overhead
     Distribution -                                                         Freight in
       Products for resale                                                  Other:
     Manufacturer -
       Raw Materials
       Work-in-progress                                                   Less -
       Finished goods                                                       Inventory End of Month                $0
                                    Shrinkage
     Other - Explain                                              $0        Personal Use
     Tubing
                                                                          Cost of Goods Sold                      $0
         TOTAL                                                    $0


     Method of Inventory Control                                          Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
                Yes  [ ]       No  [X]

     How often do you take a complete physical inventory?                 Valuation methods -
                                                                              FIFO cost                                x
       Weekly                                                                 LIFO cost
       Monthly                                                                Lower of cost or market
       Quarterly                                                              Retail method
       Semi-annually                                                          Other
       Annually                                                                 Explain
Date of last physical inventory was ___________________________________

Date of next physical inventory is ____________________________________

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
                                                            Schedule C
                                                          Real Property

                                                                                                            Market
Description                                                                                    Cost          Value
       Total                                                                                       $0              $0


                                                            Schedule D
                                                     Other Depreciable Assets
                                                                                                            Market
Description                                                                                    Cost          Value
Machinery & Equipment -
                                                                                                   $0              $0

       Total                                                                                       $0              $0

Furniture & Fixtures -

       Total                                                                                       $0              $0

Office Equipment -


       Total                                                                                       $0              $0

Leasehold Improvements -


       Total                                                                                       $0              $0

Vehicles -
       2001 GMC Sierra - 2, net of depreciation; market value = Kelley Blue Book              $63,671         $57,320

       Total                                                                                  $63,671         $57,320
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
                                                               Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                           0-30 Days         31-60 Days         61-90 Days        91+ Days            Total
-------------                           ---------         ----------         ----------        --------            -----
Federal
        Income Tax Withholding                                                                                             $0
        FICA - Employee                                                                                                    $0
        FICA - Employer                                                                                                    $0
        Unemployment (FUTA)                                                                                                $0
        Income                                                                                                             $0
        Other (Attach List)                                                                                                $0
Total Federal Taxes                                $0                 $0                $0              $0                 $0
State and Local
        Income Tax Withholding                                                                                             $0
        Unemployment (UT)                                                                                                  $0
        Disability Insurance (DI)                                                                                          $0
        Empl. Training Tax (ETT) $0
        Sales                                                                                                              $0
        Excise                                                                                                             $0
        Real property                                                                                                      $0
        Personal property                                                                                                  $0
        Income                                                                                                             $0
        Other (Attach List)                                                                                                $0
Total State & Local Taxes                          $0                 $0                $0              $0                 $0
Total Taxes                                        $0                 $0                $0              $0                 $0


                                                               Schedule F
                                                        Pre-Petition Liabilities


List Total Claims For Each Classification -                                               Claimed            Allowed
                                                                                          Amount            Amount (b)
                                                                                          ------            ----------

        Secured claims  (a)                                                                    60,269          60,269
        Priority claims other than taxes                                                           $0              $0
        Priority tax claims
        General unsecured claims                                                           $1,679,954      $1,679,954
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        (a)      List total amount of claims even it under secured.
        (b)      Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                             Schedule G
                                      Rental Income Information
                              Not applicable to General Business Cases


                                                        Schedule H
                                    Recapitulation of Funds Held at End of Month

                                                   Account 1          Account 2         Account 3        Account 4
                                                   ---------          ---------         ---------        ---------
Bank                                           Wells Fargo
Account Type                                   Checking
Account No.                                    100-9350446
Account Purpose                                Checking
Balance, End of Month                              25,710
Total Funds on Hand for all Accounts              $25,710


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.
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
                                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                        Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended 05/31/03

                                                                                              Actual              Cumulative
                                                                                          Current Month         (Case to Date)
                                                                                          -------------         --------------
     Cash Receipts
1           Rent/Leases Collected                                                                   $0                    -
2           Cash Received from Sales                                                              $238               48,620
3           Interest Received                                                                       $0                    -
4           Borrowings                                                                              $0                4,223
5           Funds from Shareholders, Partners, or Other Insiders                                    $0                5,804
6           Capital Contributions                                                                   $0                    -
7                                                                                                                        $0
8                                                                                                                        $0
9                                                                                                                        $0
10                                                                                                                       $0
11                                                                                                                       $0
12               Total Cash Receipts                                                              $238              $58,646

     Cash Disbursements
13          Payments for Inventory                                                                   0                    0
14          Selling                                                                                 $0                    -
15          Administrative                                                                        $130                  255
16          Capital Expenditures                                                                    $0                    -
17          Principal Payments on Debt                                                          $1,288                5,095
18          Interest Paid                                                                         $461                1,902
            Rent/Lease:
19               Personal Property                                                                  $0                    -
20               Real Property                                                                      $0                    -
            Amount Paid to Owner(s)/Officer(s)                                                                            0
21               Salaries                                                                           $0                    -
22               Draws                                                                              $0                    -
23               Commissions/Royalties                                                              $0                    -
24               Expense Reimbursements                                                             $0                    -
25               Other                                                                              $0                    -
26          Salaries/Commissions (less employee withholding)                                        $0                    -
27          Management Fees                                                                         $0                   $0
            Taxes:
28               Employee Withholding                                                               $0                   $0
29               Employer Payroll Taxes                                                             $0                   $0
30               Real Property Taxes                                                                $0                    -
31               Other Taxes                                                                        $0                    -
32          Other Cash Outflows:
33               Production Expenses                                                            $7,564               24,920
34               Maintenance Expenses                                                               $0                  284
35                                                                                                  $0
36               U.S. Trustee                                                                       $0                  250
37               Other Reorganization Expenses                                                    $283                  283
38               Total Cash Disbursements:                                                      $9,726              $32,989
39   Net Increase (Decrease) in Cash                                                           ($9,488)             $25,657
40   Cash Balance, Beginning of Period                                                         $35,198              $35,198
41   Cash Balance, End of Period                                                               $25,710              $60,855

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